UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 01, 2011

CHINA WI-MAX COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53268	61-1504884
(Commission File Number)	(I.R.S. Employer Identification No.)

1009 Washington Street, Grafton, Wisconsin 53024
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: 800-830-1978

Not Applicable

(Former name, former address and former fiscal year,
if changed since last report)

Total number of pages in this document: 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02    Resignation of Principal Officer and Directors, Election of Director, Events

Frank Ventura has resigned effective December 1, 2011 as a Director of the corporation for personal reasons. There is no known disagreement over any of the corporation’s operations, policies or practices.

Richard Kranitz has resigned effective December 1, 2011 as a Director of the corporation for personal reasons. There is no known disagreement over any of the corporation’s operations, policies or practices.

Eric Hager, Vice President and acting President, effective December 4, 2011 was elected to the Board of Directors..

The corporation is currently seeking funding for operations to complete its third quarter Form 10-Q, begin a search for a CFO, and advance strategic development of projects in China. There is no assurance when funds will be received and future filings can be completed.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

a) Financial Statements – None

b) Exhibits – None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA WI-MAX COMMUNICATIONS, INC. (Registrant)

Dated: December 6, 2011 /s/ Eric Hager ----------------------------------- Eric Hager, Vice President